EXHIBIT 99.2

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


      Prepay Scenario
      75% PPC
      25 CPR for 24 Months  75 CPR for 6 Months  25 CPR thereafter


              Per           Date              M Cashcap
                1          9/25/2003            15.16
                2         10/25/2003             9.24
                3         11/25/2003             9.11
                4         12/25/2003             9.38
                5          1/25/2004             9.14
                6          2/25/2004             9.14
                7          3/25/2004             9.61
                8          4/25/2004             9.14
                9          5/25/2004             9.36
               10          6/25/2004             9.13
               11          7/25/2004             9.35
               12          8/25/2004             9.12
               13          9/25/2004             9.12
               14         10/25/2004             9.34
               15         11/25/2004             9.11
               16         12/25/2004             9.33
               17          1/25/2005              9.1
               18          2/25/2005              9.1
               19          3/25/2005             9.83
               20          4/25/2005             9.09
               21          5/25/2005             9.34
               22          6/25/2005             9.08
               23          7/25/2005             9.35
               24          8/25/2005             9.09
               25          9/25/2005             9.09
               26         10/25/2005             9.35
               27         11/25/2005             8.79
               28         12/25/2005             9.07
               29          1/25/2006             8.78
               30          2/25/2006             8.78
               31          3/25/2006             9.68
               32          4/25/2006             8.77
               33          5/25/2006              9.6
               34          6/25/2006             9.29
               35          7/25/2006             9.59
               36          8/25/2006             9.28
               37          9/25/2006             9.27
               38         10/25/2006             9.57
               39         11/25/2006            10.04
               40         12/25/2006            10.37
               41          1/25/2007            10.03
               42          2/25/2007            10.02
               43          3/25/2007            11.08
               44          4/25/2007               10
               45          5/25/2007            10.86
               46          6/25/2007            10.51
               47          7/25/2007            10.85
               48          8/25/2007            10.48
               49          9/25/2007            10.47
               50         10/25/2007            10.81
               51         11/25/2007            10.46
               52         12/25/2007             10.8
               53          1/25/2008            10.44
               54          2/25/2008            10.43
               55          3/25/2008            11.14
               56          4/25/2008            10.41
               57          5/25/2008            10.75
               58          6/25/2008             10.4
               59          7/25/2008            10.73
               60          8/25/2008            10.38
               61          9/25/2008            10.36
               62         10/25/2008             10.7
               63         11/25/2008            10.34
               64         12/25/2008            10.67
               65          1/25/2009            10.32
               66          2/25/2009            10.31
               67          3/25/2009             11.4
               68          4/25/2009            10.28
               69          5/25/2009            10.62
               70          6/25/2009            10.26
               71          7/25/2009            10.59
               72          8/25/2009            10.24
               73          9/25/2009            10.23
               74         10/25/2009            10.56
               75         11/25/2009             10.2
               76         12/25/2009            10.53
               77          1/25/2010            10.18
               78          2/25/2010            10.17
               79          3/25/2010            11.25
               80          4/25/2010            10.15
               81          5/25/2010            10.48
               82          6/25/2010            10.13
               83          7/25/2010            10.45
               84          8/25/2010             10.1
               85          9/25/2010            10.09
               86         10/25/2010            10.42
               87         11/25/2010            10.07
               88         12/25/2010            10.39
               89          1/25/2011            10.05
               90          2/25/2011            10.04
               91          3/25/2011             11.1
               92          4/25/2011            10.01
               93          5/25/2011            10.34
               94          6/25/2011             9.99
               95          7/25/2011            10.31
               96          8/25/2011             9.97
               97          9/25/2011             9.96
               98         10/25/2011            10.28
               99         11/25/2011             9.94
              100         12/25/2011            10.26
              101          1/25/2012             9.91
              102          2/25/2012              9.9
              103          3/25/2012            10.57
              104          4/25/2012             9.88
              105          5/25/2012             10.2
              106          6/25/2012             9.86
              107          7/25/2012            10.18
              108          8/25/2012             9.84
              109          9/25/2012             9.83
              110         10/25/2012            10.14
              111         11/25/2012             9.81
              112         12/25/2012            10.12
              113          1/25/2013             9.78
              114          2/25/2013             9.77
              115          3/25/2013            10.81
              116          4/25/2013             9.75
              117          5/25/2013            10.07
              118          6/25/2013             9.73
              119          7/25/2013            10.04
              120          8/25/2013             9.71
              121          9/25/2013              9.7
              122         10/25/2013            10.01
              123         11/25/2013             9.68
              124         12/25/2013             9.99
              125          1/25/2014             9.66
              126          2/25/2014             9.65
              127          3/25/2014            10.67
              128          4/25/2014             9.63
              129          5/25/2014             9.94
              130          6/25/2014              9.6
              131          7/25/2014             9.91
              132          8/25/2014             9.58
              133          9/25/2014             9.57
              134         10/25/2014             9.88
              135         11/25/2014             9.55
              136         12/25/2014             9.86
              137          1/25/2015             9.53
              138          2/25/2015             9.52
              139          3/25/2015            10.53
              140          4/25/2015              9.5
              141          5/25/2015             9.81
              142          6/25/2015             9.48
              143          7/25/2015             9.79
              144          8/25/2015             9.46
              145          9/25/2015             9.45
              146         10/25/2015             9.76
              147         11/25/2015             9.43
              148         12/25/2015             9.74
              149          1/25/2016             9.41
              150          2/25/2016              9.4
              151          3/25/2016            10.04
              152          4/25/2016             9.38
              153          5/25/2016             9.69
              154          6/25/2016             9.36
              155          7/25/2016             9.67
              156          8/25/2016             9.34
              157          9/25/2016             9.33
              158         10/25/2016             9.64
              159         11/25/2016             9.32
              160         12/25/2016             9.62
              161          1/25/2017              9.3
              162          2/25/2017             9.29
              163          3/25/2017            10.27
              164          4/25/2017             9.27
              165          5/25/2017             9.57
              166          6/25/2017             9.25
              167          7/25/2017             9.55
              168          8/25/2017             9.23
              169          9/25/2017             9.22
              170         10/25/2017             9.52
              171         11/25/2017              9.2
              172         12/25/2017              9.5
              173          1/25/2018             9.19
              174          2/25/2018             9.18
              175          3/25/2018            10.15
              176          4/25/2018             9.16
              177          5/25/2018             9.45
              178          6/25/2018             9.14
              179          7/25/2018             9.43
              180          8/25/2018             9.12
              181          9/25/2018             9.11
              182         10/25/2018              9.4
              183         11/25/2018             9.09
              184         12/25/2018             9.38
              185          1/25/2019             9.07
              186          2/25/2019             9.06
              187          3/25/2019            10.02
              188          4/25/2019             9.04
              189          5/25/2019             9.33
              190          6/25/2019             9.02